Exhibit 10.12
CHANGE IN CONTROL AGREEMENTS
At its meeting on May 1, 2007, the Compensation Committee approved the Company’s entry into Change in Control Agreements with the following persons appointed on May 2, 2007 by the Board of Directors as executive officers of the Company:
Katherine A. Binns           President, U.S. Industry Research Groups
Richard W. Millard           President, U.S. Industry Research Groups
The Company expects the Change in Control Agreements to be signed within the next two weeks.
In addition, Michelle F. O’Neill also was appointed as an executive officer of the Company on May 2, 2007. She currently is a party to a Change in Control Agreement with the Company.
The form of Change in Control Agreement with Ms. O’Neill and to be entered into with the other foregoing individuals is the form previously used by the Company in connection with other executive officers, and was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 31, 2005 and incorporated herein by reference.